Aston Funds

ASTON/Harrison Street Real Estate Fund (the “Fund”)

Supplement dated September 24, 2015 to the Prospectus dated February 28, 2015, as supplemented on March 16, 2015, for Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 2, 2015 for the Fund (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

PORTFOLIO MANAGER UPDATE

Effective immediately, the following information replaces the information in the Fund Summary section of the Prospectus and in the Summary Prospectus relating to the Fund’s subadviser and portfolio manager:

HSS serves as the subadviser to the Fund. Mr. James H. Kammert, CFA, a principal and managing member of HSS serves as the sole Portfolio Manager of the Fund. Mr. Kammert has served as Portfolio Manager of the Fund since June 2011.

Effective immediately, the following information replaces the information on page 109 in the Prospectus relating to the Fund in its entirety:

ASTON/Harrison Street Real Estate Fund

Harrison Street Securities, LLC, 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606, was founded in 2005 as Transwestern Securities Management, L.L.C. The controlling members and managers of the firm include HS Securities Holdings, LLC, a Delaware limited liability company, and Mr. James Kammert. As of June 30, 2015, HSS managed approximately $527 million in assets.

Effective immediately, the following information replaces the information on page 115 in the Prospectus relating to the Fund in its entirety:

ASTON/Harrison Street Real Estate Fund

James H. Kammert, CFA

Portfolio Manager since June 2011. Mr. Kammert is a principal and portfolio manager as well as a member of the Board of Managers of HSS. Mr. Kammert co-founded HSS in March 2005. Mr. Kammert is responsible for managing the public real estate securities portfolios of HSS. Mr. Kammert joined HSS in August 2005. From 2003 through mid-2005, Mr. Kammert was Director of Research for European Investors, Inc. Prior to joining European Investors, Mr. Kammert was Vice President and co-head of Goldman Sachs & Co.’s U.S. REIT research team for over four years. Mr. Kammert graduated from Lafayette College with a BA in Economics & Business and earned an MBA from the University of Chicago. Mr. Kammert holds the Chartered Financial Analyst designation and is a CPA.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP PRO HSS RE 0915

Aston Funds

ASTON/Harrison Street Real Estate Fund (the “Fund”)

Supplement dated September 24, 2015 to the Statement of Additional Information

dated February 28, 2015 for Aston Funds

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional

Information and should be retained and read in conjunction with the Statement of Additional Information.

Keep it for future reference.

PORTFOLIO MANAGER UPDATE

Effective immediately, the following information replaces the information regarding HSS on page 109 of the Statement of Additional Information in its entirety:

Harrison Street Securities, LLC (“HSS”)

HSS is the subadviser to ASTON/Harrison Street Real Estate Fund. HSS is located at 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606. HSS is majority-owned by HS Securities Holdings, LLC.

The table below shows other accounts for which the portfolio manager of the Fund is primarily responsible for the day-to-day portfolio management as of October 31, 2014.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
James H. Kammert, CFA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$560	1	$551
Other Accounts	5	$241	2	$35

1 Mr. Kammert is responsible for the management of the North American assets of the Other Pooled Investment Vehicles and Other Accounts. His managed portion is represented above.

Material Conflicts of Interest. The portfolio manager manages multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. HSS has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Mr. Kammert is a principal in the business of HSS. Mr. Kammert receives a base salary and participates in profits of HSS. All of his compensation is tied to the success of HSS.

Effective immediately, all information regarding Mr. Reagan A. Pratt on page 121 of the Statement of Additional Information is deleted in its entirety.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP SAI HSS RE 0915

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